   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 1997

                                                  REGISTRATION NO. 333-22055
                                                  REGISTRATION NO. 333-22055-01

===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                         ----------------------------


                                AMENDMENT NO. 1

                                     TO


                                   FORM S-3

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                         ----------------------------

MISSISSIPPI VALLEY BANCSHARES, INC.                           MVBI CAPITAL TRUST
     (EXACT NAME OF REGISTRANT AND CO-REGISTRANT AS SPECIFIED IN CHARTERS)

            MISSOURI                    43-1336298                 DELAWARE                    43-1771456
(STATE OR OTHER JURISDICTION OF      (I.R.S. EMPLOYER  (STATE OR OTHER JURISDICTION OF      (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    IDENTIFICATION NO.)  INCORPORATION OR ORGANIZATION)    IDENTIFICATION NO.)

      700 CORPORATE PARK DRIVE, ST. LOUIS, MISSOURI 63105 (314) 268-2580

 (ADDRESS(ES), INCLUDING ZIP CODE(S), AND TELEPHONE NUMBER(S), INCLUDING AREA
   CODE(S), OF REGISTRANT'S AND CO-REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                         ----------------------------

                               PAUL M. STRIEKER
                           EXECUTIVE VICE PRESIDENT
                           700 CORPORATE PARK DRIVE
                           ST. LOUIS, MISSOURI 63105
                                (314) 268-2580

    (NAME(S), ADDRESS(ES), INCLUDING ZIP CODE(S), AND TELEPHONE NUMBER(S),
               INCLUDING AREA CODE(S), OF AGENT(S) FOR SERVICE)

                         ----------------------------

                                  COPIES TO:

      JOHN L. GILLIS, JR., ESQ.                        THOMAS C. ERB, ESQ.
ARMSTRONG, TEASDALE, SCHLAFLY & DAVIS              LEWIS, RICE & FINGERSH, L.C.
 ONE METROPOLITAN SQUARE, SUITE 2600              500 NORTH BROADWAY, SUITE 2000
    ST. LOUIS, MISSOURI 63102-2740                ST. LOUIS, MISSOURI 63102-2147
            (314) 621-5070                                (314) 444-7600

                         ----------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effectiveness of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvest plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                                          PROPOSED MAXIMUM    PROPOSED MAXIMUM        AMOUNT OF
                TITLE OF EACH CLASS OF                    AMOUNT TO BE     OFFERING PRICE    AGGREGATE OFFERING     REGISTRATION
             SECURITIES TO BE REGISTERED                 REGISTERED<F1>     PER UNIT<F1>          PRICE<F1>            FEE<F2>
------------------------------------------------------------------------------------------------------------------------------------
  Preferred Securities of MVBI Capital Trust..........       598,000           $25.00            $14,950,000           $4,530
------------------------------------------------------------------------------------------------------------------------------------
  Subordinated Debentures<F3> of Mississippi Valley
    Bancshares, Inc...................................        <F3>               --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
  Guarantees of Preferred Securities<F4>..............        <F4>               --                  --                  --
====================================================================================================================================

<F1>Includes 78,000 Preferred Securities which may be sold by MVBI Capital
    Trust to cover over-allotments.

<F2>The registration fee is calculated in accordance with Rule 457(i) and (n).

<F3>The Subordinated Debentures will be purchased by MVBI Capital Trust with the proceeds of the sale of the Preferred Securities. Such securities may later be distributed for no additional consideration to the holders of the Preferred Securities of MVBI Capital Trust upon its dissolution and the distribution of its assets.

<F4>This Registration Statement is deemed to cover the Subordinated Debentures of Mississippi Valley Bancshares, Inc., the rights of holders of Subordinated Debentures of Mississippi Valley Bancshares, Inc. under the Indenture, and the rights of holders of the Preferred Securities under the Trust Agreement, the Guarantee and the Expense Agreement entered into by Mississippi Valley Bancshares, Inc. No separate consideration will be received for the Guarantee.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
===============================================================================

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The estimated expenses in connection with this offering are as set forth in the following table:

SEC Registration Fee..................................................   $   4,530
NASD Filing Fee.......................................................       1,995
Nasdaq Listing Fee....................................................       2,990
Blue Sky Qualification Fees and Expenses..............................       3,000
Accounting Fees and Expenses..........................................      30,000
Legal Fees and Expenses...............................................      80,000
Trustees' Fees and Expenses...........................................      18,500
Printing and Engraving Expenses.......................................      18,000
Transfer and Registrar Fees...........................................       5,000
Miscellaneous.........................................................      35,985
                                                                         ---------
        Total.........................................................   $ 200,000
                                                                         =========






ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a) Exhibits


 1.1      Form of Underwriting Agreement.

 4.1      Form of Indenture.

 4.2      Form of Subordinated Debenture (included as an exhibit to Exhibit 4.1).

 4.3      Certificate of Trust of MVBI Capital dated as of February 14, 1997.

 4.4      Trust Agreement of MVBI Capital dated as of February 14, 1997.

 4.5      Form of Amended and Restated Trust Agreement of MVBI Capital.

 4.6      Form of Preferred Security Certificate of MVBI Capital (included as an exhibit to Exhibit 4.5).

 4.7      Form of Preferred Securities Guarantee Agreement for MVBI Capital.

 4.8      Form of Agreement as to Expenses and Liabilities (included as an exhibit to Exhibit 4.5).

 5.1<F*>  Opinion of Armstrong, Teasdale, Schlafly & Davis as to the validity of the issuance of the Subordinated Debentures.

 5.2<F*>  Opinion of Richards, Layton & Finger, special Delaware counsel, as to the legality of the Preferred Securities to be issued by MVBI Capital.

 8.1<F*>  Opinion of Armstrong, Teasdale, Schlafly & Davis as to certain federal income tax matters.

12.1      Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

23.1      Consent of Ernst & Young LLP, Independent Auditors.

23.2<F*>  Consent of Armstrong, Teasdale, Schlafly & Davis (to be included in their opinions filed herewith as Exhibits 5.1 and 8.1).

23.3<F*>  Consent of Richards, Layton & Finger (to be included in their opinion filed herewith as Exhibit 5.2).

24.1      Power of Attorney (included on the signature page).

25.1      Form T-1 Statement of Eligibility of State Street Bank and Trust Company
            to act as trustee under the Indenture.

25.2      Form T-1 Statement of Eligibility of State Street Bank and Trust Company
            to act as trustee under Amended and Restated Trust Agreement.

25.3      Form T-1 Statement of Eligibility of State Street Bank and Trust Company
            to act as trustee under the Preferred Securities Guarantee Agreement.

--------
<F*>Filed herewith.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in St. Louis, Missouri on February 25, 1997.

                                          MISSISSIPPI VALLEY BANCSHARES, INC.

                                          By:   /S/ PAUL M. STRIEKER
                                              -------------------------------
                                                Paul M. Strieker
                                                Executive Vice President,
                                                Controller, Assistant Secretary
                                                and Chief Financial Officer

    Pursuant to the requirements of Securities Act of 1933, the undersigned registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in St. Louis, Missouri on February 25, 1997.

                                             MVBI CAPITAL TRUST

                                             By:   /S/ LINN H. BEALKE
                                                 -------------------------------
                                                   Linn H. Bealke, Trustee

                                             By:  /S/ PAUL M. STRIEKER
                                                 -------------------------------
                                                   Paul M. Strieker, Trustee

                                             By:  /S/ CAROL DOLENZ
                                                 -------------------------------
                                                   Carol Dolenz, Trustee

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 25, 1997.



               SIGNATURE                                 TITLE
               ---------                                 -----


           JOHN T. BAUMSTARK<F*>        Director
---------------------------------------
           John T. Baumstark

          /S/ ANDREW N. BAUER           Chairman, Chief Executive Officer and
---------------------------------------   Director
             Andrew N. Baur

          /S/ LINN H. BEALKE            President and Director
---------------------------------------
             Linn H. Bealke

             ALICE C. BEHAN<F*>         Director
---------------------------------------
             Alice C. Behan

           WILLIAM H. T. BUSH<F*>       Director
---------------------------------------
           William H. T. Bush

                                        Director
---------------------------------------
        Franklin J. Cornwell Jr.

        THEODORE P. DESLOGE, JR.<F*>    Director
---------------------------------------
        Theodore P. Desloge, Jr.

           LOUIS N. GOLDRING<F*>        Director
---------------------------------------
           Louis N. Goldring

            RICHARD T. GROTE<F*>        Director
---------------------------------------
            Richard T. Grote

          FREDERICK O. HANSER<F*>       Director
---------------------------------------
          Frederick O. Hanser

                                     II-3

               SIGNATURE                                 TITLE
               ---------                                 -----
            DONNA D. LAMBERT<F*>        Director
---------------------------------------
            Donna D. Lambert

                                        Director
---------------------------------------
            Michael D. Latta

              MONT S. LEVY<F*>          Director
---------------------------------------
              Mont S. Levy

            LEWIS B. SHEPLEY<F*>        Director
---------------------------------------
            Lewis B. Shepley

          /S/ PAUL M. STRIEKER          Executive Vice President, Controller,
---------------------------------------   Assistant Secretary and Chief
            Paul M. Strieker              Financial Officer


<F*>By:     /S/ LINN H. BEALKE
       --------------------------------
              Linn H. Bealke
              Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT
  NUMBER                                            DESCRIPTION
 -------                                            -----------

  1.1        Form of Underwriting Agreement.

  4.1        Form of Indenture.

  4.2        Form of Subordinated Debenture (included as an exhibit to Exhibit 4.1).

  4.3        Certificate of Trust of MVBI Capital dated as of February 14, 1997.

  4.4        Trust Agreement of MVBI Capital dated as of February 14, 1997.

  4.5        Form of Amended and Restated Trust Agreement of MVBI Capital.

  4.6        Form of Preferred Security Certificate of MVBI Capital (included as an exhibit to Exhibit 4.5).

  4.7        Form of Preferred Securities Guarantee Agreement for MVBI Capital.

  4.8        Form of Agreement as to Expenses and Liabilities (included as an exhibit to Exhibit 4.5).

  5.1<F*>    Opinion of Armstrong, Teasdale, Schlafly & Davis as to the validity of the issuance of the Subordinated Debentures.

  5.2<F*>    Opinion of Richards, Layton & Finger, special Delaware counsel, as to the legality of the Preferred Securities to be issued by MVBI Capital.

  8.1<F*>    Opinion of Armstrong, Teasdale, Schlafly & Davis as to certan federal income tax matters.

 12.1        Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

 23.1        Consent of Ernst & Young LLP, Independent Auditors.

 23.2<F*>    Consent of Armstrong, Teasdale, Schlafly & Davis (to be included in their opinions filed herewith as Exhibits 5.1 and 8.1).

 23.3<F*>    Consent of Richards, Layton & Finger (to be included in their opinion filed herewith as Exhibit 5.2).

 24.1        Power of Attorney (included on the signature page).

 25.1        Form T-1 Statement of Eligibility of State Street Bank and Trust Company to act as trustee under the Indenture.

 25.2        Form T-1 Statement of Eligibility of State Street Bank and Trust Company to act as trustee under Amended and
               Restated Trust Agreement.

 25.3        Form T-1 Statement of Eligibility of State Street Bank and Trust Company to act as trustee under the Preferred
               Securities Guarantee Agreement.

--------
<F*>Filed herewith.


                                     II-5